Exhibit 10.1

AMENDMENT NUMBER NINE

to the

THIRD AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT

Dated as of June 7, 2022,

among

OP SPE BORROWER PARENT, LLC,

OP SPE PHX1, LLC,

OP SPE TPA1, LLC,

WELLS FARGO BANK, N.A.

and

CITIBANK, N.A.

This AMENDMENT NUMBER NINE (this “Amendment Number Nine”) is made this 29th day of July, 2026 (the “Amendment Effective Date”), among OP SPE BORROWER PARENT, LLC (“Parent Borrower”), OP SPE PHX1, LLC and OP SPE TPA1, LLC (each, a “Borrower” and collectively with Parent Borrower, “Borrowers”) and CITIBANK, N.A. (“Lender”), and acknowledged by WELLS FARGO BANK, N.A. (“Calculation Agent” and “Paying Agent”), to the Third Amended and Restated Master Loan and Security Agreement, dated as of June 7, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrowers, Lender and Calculation Agent and Paying Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

RECITALS

WHEREAS, Borrowers and Lender have agreed to amend the Loan Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Borrowers represent to Lender that the Relevant Parties are in full compliance with all of the terms and conditions of the Loan Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.
Amendments. Effective as of the Amendment Effective Date, the Loan Agreement is hereby amended as follows:
(a)
Section 1.01 of the Loan Agreement is hereby amended by deleting the definition of “Amortization Option” in its entirety.

(b)
Section 1.01 of the Loan Agreement is hereby amended by deleting the definitions of “Amortization Period”, “Maturity Date” and “Revolving Period” in their entirety and replacing them with the following, respectively:

“Amortization Period” shall mean the period commencing on the last day of the Revolving Period and continuing at all times thereafter. For the avoidance of doubt, no new Advances are permitted during the Amortization Period (including, without limitation, any new Advances in respect of the Committed Amount).

“Maturity Date” shall mean (i) June 30, 2027, or (ii) such earlier date on which the Loans hereunder have become due and payable hereunder in accordance with Section 9.

“Revolving Period” shall mean the period commencing on the Effective Date and ending on the earliest of (i) January 1, 2027, (ii) the Maturity Date, and (iii) the date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law or the Loans hereunder have become due and payable hereunder in accordance with Section 9.

(c)
Section 3.05(b) of the Loan Agreement is hereby amended by such Section in its entirety and replacing it with the following:

(b) To the extent that no Default or Event of Default has occurred and is continuing, the Paying Agent shall on each Payment Date, Funding Date and Repayment Date (in accordance with the Payment Date Report as approved by the Lender in accordance with Section 3.05(d) below), apply such Income on deposit in the Collection Account in the following order of priority:

first, to Paying Agent, for the account of the appropriate Agent or Diligence Agent, as applicable, any regularly scheduled fees, expenses, and any Calculation Agent Indemnity Amounts and Paying Agent Indemnity Amounts due and owing to the Agents or Diligence Agent, as applicable (including, without limitation, the Calculation Agent Fee, the Paying Agent Fee and the Diligence Agent Fee);

second, to pay to Paying Agent, for the account of Lender an amount equal to any fees (other than any Commitment Fee or Non-Utilization Fee), expenses and indemnity amounts due to Lender;

third, only if such date is a Payment Date, to pay to Paying Agent, for the account of Lender an amount equal to the amount of any Commitment Fee and Non-Utilization Fee for such period and any accrued and unpaid interest on the Loans for the Interest Period then ending;

fourth, to pay Paying Agent, for the account of Lender (i) during the Revolving Period, an amount equal to reduce the outstanding Advances with respect to any Properties that have been sold or transferred to zero and (ii) during the Amortization Period, an amount equal to one hundred ten percent (110%) of the outstanding amount of the Advances allocable to any Properties that have been sold or transferred;

fifth, to pay to Paying Agent, for the account of Lender an amount sufficient to eliminate any Borrowing Base Deficiency;

sixth, to pay to Paying Agent, for the account of Lender and held in the Collection Account an amount necessary to fully satisfy the Required Reserve Amount;

seventh, to pay to Paying Agent, for the account of Lender an amount sufficient to eliminate any Facility LTV Deficiency;

eighth, to pay to Asset Manager an amount equal to the Asset Management Fees and permitted expenses then due and owing to Asset Manager in accordance with the Loan Documents; and

ninth, 100% of the remaining amount less the Required Reserve Amount shall be paid to or at the direction of Borrowers.

(d)
Section 3.05(c) of the Loan Agreement is hereby amended by deleting the lead-in paragraph therein in its entirety and replacing it with the following:

(c) To the extent that a Default has occurred and is continuing or an Event of Default has occurred, Paying Agent shall (in accordance with the Payment Date Report as approved by Lender in accordance with Section 3.05(d) below) on each Payment Date, Funding Date and Repayment Date, to apply 100% of such Income on deposit in the Collection Account in the following order of priority:

Section 2.
Conditions Precedent; Effectiveness. This Amendment Number Nine shall become effective as of the date that the Lender shall have received:
(a)
counterparts of this Amendment Number Nine duly executed by each of the parties hereto; and
(b)
counterparts of that certain Amendment Number Eight to the Third Amended and Restated Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto.
Section 3.
Fees and Expenses. Borrowers jointly and severally agree to pay to Lender all reasonable out of pocket costs and expenses incurred by Lender in connection with this Amendment Number Nine (including all reasonable fees and out of pocket costs and expenses of Lender’s legal counsel) in accordance with Section 14.03 of the Loan Agreement.
Section 4.
Representations. Borrowers hereby represent to Lender that as of the date hereof, the Relevant Parties are in full compliance with all of the terms and conditions of the Loan Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.
Section 5.
Binding Effect; Governing Law. This Amendment Number Nine shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER NINE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
Section 6.
Counterparts. This Amendment Number Nine may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties agree this Amendment Number Nine, any documents to be delivered pursuant to this Amendment Number Nine and any notices hereunder may be transmitted between them by e-mail and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files and signatures executed using third party electronic signature capture service providers, which comply with the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state law based on the Uniform Electronic Transactions Act, shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

Section 7.
Limited Effect. Except as amended hereby, the Loan Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Nine need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment Number Nine to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

OP SPE BORROWER PARENT, LLC,

as Parent Borrower

By: /s/ Adam Martinez
Name: Adam Martinez
Title: Chief Legal Officer

[Amendment Number Nine to Third A&R MLSA (Citi-Offerpad) (2026)]

OP SPE PHX1, LLC,

as a Borrower

By: /s/ Adam Martinez
Name: Adam Martinez
Title: Chief Legal Officer

[Amendment Number Nine to Third A&R MLSA (Citi-Offerpad) (2026)]

OP SPE TPA1, LLC,

as a Borrower

By: /s/ Adam Martinez
Name: Adam Martinez
Title: Chief Legal Officer

[Amendment Number Nine to Third A&R MLSA (Citi-Offerpad) (2026)]

CITIBANK, N.A.,

as Lender

By: /s/ Arunthathi Theivakumaran
Name: Arunthathi Theivakumaran
Title: Vice President

[Amendment Number Nine to Third A&R MLSA (Citi-Offerpad) (2026)]

Acknowledged as of the date first above written:

WELLS FARGO BANK, N.A., as Calculation Agent and Paying Agent

By: Computershare Trust Company, N.A., as Agent

By: /s/ Barry Akers
Name: Barry Akers
Title: Vice President

[Amendment Number Nine to Third A&R MLSA (Citi-Offerpad) (2026)]